UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-199129	80-0966998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

For the year ended December 31, 2016, Inland Residential Properties Trust, Inc. (the “Company”) paid cash dividends of approximately $812,640 to stockholders of Class A common stock and approximately $82,588 to stockholders of Class T common stock. For income tax purposes only, 100% of the cash dividends to the Class A stockholders and Class T stockholders will be treated as nondividend distributions (which are treated for income tax purposes as a return of capital to the extent of a stockholder’s basis in its shares and thereafter as capital gain) and none will be treated as ordinary dividends or capital gain. The following table denotes the nature of the Company’s monthly cash dividends paid in 2016 for income tax purposes only. All amounts are stated in dollars per share.

Record Date	Distribution Payment Date	Total Cash Dividends (a)	Ordinary Dividend	Capital Gain	Nondividend Distributions

Class A Common Stock:
December 1-31, 2015	January 4, 2016	$0.106164	$—	$—	$0.106164
January 1-31, 2016	February 1, 2016	$0.105874	$—	$—	$0.105874
February 1-29, 2016	March 1, 2016	$0.099044	$—	$—	$0.099044
March 1-31, 2016	April 1, 2016	$0.105874	$—	$—	$0.105874
April 1-30, 2016	May 2, 2016	$0.102459	$—	$—	$0.102459
May 1-31, 2016	June 1, 2016	$0.105874	$—	$—	$0.105874
June 1-30, 2016	July 1, 2016	$0.102459	$—	$—	$0.102459
July 1-31, 2016	August 1, 2016	$0.105874	$—	$—	$0.105874
August 1-31, 2016	September 1, 2016	$0.105874	$—	$—	$0.105874
September 1-30, 2016	October 3, 2016	$0.102459	$—	$—	$0.102459
October 1-31, 2016	November 1, 2016	$0.105874	$—	$—	$0.105874
November 1-30, 2016	December 1, 2016	$0.102459	$—	$—	$0.102459

Class T Common Stock:
December 1-31, 2015	January 4, 2016	$0.085823	$—	$—	$0.085823
January 1-31, 2016	February 1, 2016	$0.085589	$—	$—	$0.085589
February 1-29, 2016	March 1, 2016	$0.080067	$—	$—	$0.080067
March 1-31, 2016	April 1, 2016	$0.085589	$—	$—	$0.085589
April 1-30, 2016	May 2, 2016	$0.082828	$—	$—	$0.082828
May 1-31, 2016	June 1, 2016	$0.085589	$—	$—	$0.085589
June 1-30, 2016	July 1, 2016	$0.082828	$—	$—	$0.082828
July 1-31, 2016	August 1, 2016	$0.085589	$—	$—	$0.085589
August 1-31, 2016	September 1, 2016	$0.085589	$—	$—	$0.085589
September 1-30, 2016	October 3, 2016	$0.082828	$—	$—	$0.082828
October 1-31, 2016	November 1, 2016	$0.085589	$—	$—	$0.085589
November 1-30, 2016	December 1, 2016	$0.082828	$—	$—	$0.082828

(a)	Distributions paid based on 2015 record dates reflect a 365-day year, and those paid based on 2016 record dates reflect a 366-day year.

For the year ended December 31, 2016, the Company paid stock distributions of 6,869.165 shares of Class A common stock and 913.039 shares of Class T common stock to stockholders of Class A common stock and Class T common stock, respectively, all of which will be treated as non-taxable distributions to the recipient stockholder.

Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date: January 24, 2017	By:	/s/ David Z. Lichterman
	Name:	David Z. Lichterman
	Title	Vice President, Treasurer and Chief Accounting Officer